Exhibit 10.66

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality requested. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the United States Securities and Exchange Commission.

Statement of Work No. SRM 2

Under the

Technical Collaboration Agreement

This Statement of Work No. SRM 2 is entered into by and between Microsoft and Novell on December 4, 2008 (“SOW SRM 2 Effective Date”) under that Technical Collaboration Agreement (TCA) between the parties with an Effective Date as of November 2, 2006 (“Agreement”).

1.	PROJECT TITLE AND DESCRIPTION

Title: Novell - Microsoft Linux Management Pack (LMP) Development

Description:

1.	Novell will provide Management Packs for Microsoft System Center Operations Manager 2007 (or successor versions) to extend the Microsoft base Linux management capabilities to make SLES the best-managed Linux platform.

2.	Microsoft expects to contribute its code changes for OpenPegasus to the OpenGroup and its code changes for Openwsman to the Openwsman project (currently hosted by Intel) and to release its Linux management providers under the MSPL open-source license approved by the Open Source Initiative. Novell and Microsoft intend to collaborate to advance these technologies.

3.	Novell may create additional management packs, and the parties may collaborate in that effort as they may determine in the future.

2.	DEFINITIONS

(a)	“Microsoft” means Microsoft Corporation.

(b)	“Novell” means Novell, Inc.

(c)	“Additional Project” is defined in the TCA.

(d)	“TCA” means the Technical Collaboration Agreement between the parties with an effective date as of November 2, 2006.

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(e)	“Interoperability” and its variations means the capability of technologies to exchange data via a compatible set of exchange formats and to use compatible protocols.

(f)	“Current” means as of the SOW SRM 2 Effective Date.

(g)	“SOW SRM 2” means this Statement of Work No. SRM 2.

(h)	“Subcontractor” means a third party with whom Novell contracts on a work made for hire basis to meet Novell’s obligations under this SOW SRM 2 on Novell’s behalf.

(i)	“Management Pack” means a management pack or multiple management packs for OpsMgr 2007 conforming to the Microsoft management pack XML schema definition.

(j)	“Novell Management Pack” means a Management Pack conforming to the features as listed in Exhibit A (currently code named “Rainier”).

(k)	“IT Forum 2008” means the IT Forum 2008 conference in Barcelona Spain currently scheduled for November 3-8, 2008.

(l)	“OpsMgr 2007” means Microsoft System Center Operations Manager 2007.

(m)	“Linux Management Stack” means OpenPegasus and Openwsman as released by Microsoft for OpsMgr 2007 R2, and the Microsoft-developed basic Linux management providers, which Microsoft previously provided to Novell.

3.	PARTIES’ OBLIGATIONS

A.	Novell Obligations:

1.	Develop the Novell Management Pack (whether by itself or in an open source development model and involving the community), and make the Novell Management Pack generally available. Novell may but is not obligated under this SOW SRM 2 to create or release any other Management Packs.

2.	Collaborate with Microsoft on the adoption and promotion of the Linux Management Stack, for SLES 11.

3.	Make support for the Novell Management Pack available to customers.

B.	Microsoft Obligations:

1.

Upon request, provide Novell with any changes to the source code Microsoft previously provided to Novell for the Microsoft Linux management providers, Microsoft modifications to the OpenPegasus CIMOM, and Microsoft modifications to the Linux Openwsman protocol stack for review purposes only under a Reference License Form to the Master Source Code License Agreement. Notwithstanding anything to the

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contrary in this SOW SRM 2, nothing in this SOW SRM 2 will act to modify or waive any provision of the Master Source Code License Agreement or any applicable license forms thereunder.

Provide, on an ongoing basis for the term of this SOW SRM 2, information reasonably requested by a Novell full-time employee designated as Novell’s primary liaison for technical issues concerning this SOW SRM 2, to the Microsoft full-time employee designated as Microsoft’s primary liaison for technical issues concerning this SOW SRM 2, to complete the work described herein. Microsoft retains discretion over whether to provide non-public information requested by Novell.

2.	Demonstrate the Interoperability of Microsoft products with Novell products, in a manner to be agreed, at one industry event mutually agreed upon between the parties and occurring after the SOW SRM 2 Effective Date (such as IT Forum 2008).

3.	Pay Novell as described below.

C.	Joint Undertakings

1.	The parties intend to work together to develop a collaborative marketing plan for the Novell Management Pack that includes a demo at IT Forum 2008.

4.	PAYMENTS

Notwithstanding anything to the contrary in the TCA, Microsoft and Novell have agreed that Microsoft will pay Novell [***] in [***] (subject to completion of the milestones indicated below), [***]. Accordingly, following each date indicated below, Novell will submit an invoice to Microsoft in the amount indicated below, [***].

Milestone	Amount
SOW SRM 2 Effective Date	[***]
General availability of the Novell Management Pack	[***]

5.	PROJECT TERM

1.	The term of this SOW SRM 2 shall commence on the SOW SRM 2 Effective Date.

2.	Under no circumstance will termination or expiration of this SOW SRM 2 result in termination or expiration of the TCA.

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6.	OTHER

a.	Both parties acknowledge and agree that the [***] for any other Statements of Work shall not [***] without the parties’ express written agreement to such effect.

b.	Novell may contract with a Subcontractor on terms requiring the Subcontractor to comply with the applicable terms of this SOW SRM 2 and the TCA.

c.	This SOW SRM 2 does not change the ownership of anything created, developed, provided, delivered, published, made available, or demonstrated hereunder, and under no circumstances are the Management Packs hereunder works made for hire.

d.	This SOW SRM 2 may be terminated by either party in the event that the other party has materially breached any term of this SOW SRM 2 upon receipt of written notice thereof if the nonperformance or breach is incapable of cure, or upon the expiration of ten (10) days (or such additional cure period as the non-defaulting party may authorize) after receipt of written notice thereof if the nonperformance or breach is capable of cure and has not been cured.

7.	CONFIDENTIALITY

The parties consider this SOW SRM 2 and all discussions regarding it as confidential information subject to the NDA between the parties dated as of April 1, 2004, as amended on May 12, 2004.

THIS STATEMENT of WORK is entered into by the parties as of date of the last signatory below.

Novell, Inc.		Microsoft Corporation
By:	/s/ Robert Kain	By:	/s/ Brad R. Anderson
Name:	Robert Kain	Name:	Brad R. Anderson
Title:	VP, Corp. Dev.	Title:	General Manager
Date Signed:	1/7/09	Date Signed:	2-14-2009

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Exhibit A

Rainier Features:

1.	CIM Provider for:

•	BIND / DNS, Monitor named daemon. Start / stop / restart. List of allocated DNS names.

•	DHCP Server. Monitor named daemon. Start / stop / restart. List of allocated DHCP addresses.

•	SAMBA. Monitor smbd / nmbd / winbind daemons. Start / stop / restart. List of Samba shares.

•	NFS Server. Monitor nfsd daemon. Start / stop / restart. List of connections to NFS mount.

•	LDAP Server (OpenLDAP). Monitor LDAP daemon. Start / stop / restart.

•	Print Server (CUPS). Monitor supsd daemon. Start / stop / restart.

•	Firewall (SuSEfirewa1l2). Monitor SuSEfirewall2 daemon. Start / stop / restart.

2.	XML Microsoft Management Pack schema file(s).

3.	CMPI/ Python Interface.

4.	Supported Languages: English-only

5.	Proposed Schedule:

a.	Alpha: November, 2008 with CIM Provider support for the following four items in Point 1 above:

i.	BIND/DNS, DHCP, SAMBA, LDAP

b.	Beta: March 2009 with CIM Provider support for all items listed in Point 1 above.

c.	General Availability: April- May 2009 (Dependent on Microsoft’s Release Date).

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